                                                                   Exhibit 10.58

                              AMENDMENT # 1 TO THE

                         METLIFE AUXILIARY PENSION PLAN
               (As amended and restated effective January 1, 2008)

     The MetLife Auxiliary Pension Plan is hereby amended, effective October 1, 2008, as follows:

1. Part I, Article 2, Section 2.2 of the Plan is hereby amended by adding the following after subsection (d):

"(e) holds the title of Chief Auditor, Treasurer, Tax Director, Corporate Secretary or Chief Actuary of the Company or is subject to the Company's mandatory retirement policy."

The left-justified language that followed subsection (d) prior to this amendment (and that now appears after new subsection (e) as added by this amendment), will be maintained without change

     IN WITNESS WHEREOF, the Company has caused this Amendment to be adopted in its name and behalf this 24th day of October, 2008, by its officer thereunto duly authorized.

                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ Margery Brittain
                                            ------------------------------------
                                            Margery Brittain, Plan Administrator


ATTEST:


/s/ Bonita Haskins
-------------------------------------


                                        1